UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2009

SUNESIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51531	94-3295878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 400 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 266-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 16, 2009, Sunesis Pharmaceuticals, Inc. (“Sunesis”) received a deficiency letter from the Listing Qualifications Department (the “Staff”) of The NASDAQ Stock Market notifying Sunesis that, for the last 30 consecutive business days, the bid price for Sunesis’ common stock had closed below the minimum $1.00 per share requirement for continued inclusion on The NASDAQ Capital Market pursuant to NASDAQ Listing Rule 5550(a)(2) (the “Rule”).

In accordance with NASDAQ Listing Rule 5810(c)(3)(A), Sunesis has been given 180 calendar days, or until March 15, 2010, to regain compliance with the Rule. If, at any time before March 15, 2010, the bid price for Sunesis’ common stock closes at $1.00 or more for a minimum of 10 consecutive business days as required under Listing Rule 5810(c)(3)(A), the Staff will provide written notification to Sunesis that it complies with the Rule, unless the Staff exercises its discretion to extend this 10 day period pursuant to Listing Rule 5810(c)(3)(F). If Sunesis does not regain compliance with the Rule by March 15, 2010, but meets The NASDAQ Capital Market initial inclusion criteria set forth in Listing Rule 5505, except for the $1.00 per share bid price requirement, Sunesis will be granted an additional 180 calendar day compliance period.

If Sunesis does not regain compliance with the Rule by March 15, 2010 and is not eligible for an additional compliance period at that time, the Staff will provide written notification to Sunesis that its common stock may be delisted. At that time, Sunesis may appeal the Staff’s delisting determination to a NASDAQ Listing Qualifications Panel (“Panel”). Sunesis would remain listed pending the Panel’s decision. There can be no assurance that, if Sunesis does appeal the delisting determination by the Staff to the Panel, that such appeal would be successful.

A copy of the Sunesis’ press release disclosing receipt of the NASDAQ deficiency letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 18, 2009, entitled “Sunesis Pharmaceuticals Receives NASDAQ Notification”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNESIS PHARMACEUTICALS, INC.

Dated: September 18, 2009

	By:	/s/ Daniel N. Swisher, Jr.
Daniel N. Swisher, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 18, 2009, entitled “Sunesis Pharmaceuticals Receives NASDAQ Notification”